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                                  EXHIBIT 10.17

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                                                              [LETTERHEAD]


August 24, 1998                     REVISION #2
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Mr. Michael Ostrach
Vice President - Corporate Development
Kosan Biosciences, Inc.
1450 Rollins Road
Burlingame, CA 94010

Dear Mr. Ostrach:

Subject to all the terms and conditions hereof and receipt by us of all documents requested by us, in form and substance satisfactory to us and our counsel, we are prepared to enter into the following loan transaction (the "Loan").

BORROWER OR "YOU":                  Kosan Biosciences, Inc.

LENDER OR "WE" OR "US":             FINOVA Technology Finance, Inc.

TERM OF LOANS:                      48 consecutive months

MAXIMUM LOAN AMOUNT:                $2,000,000 in one or more advances (each an
                                    "Advance") to finance your purchase of
                                    certain laboratory, office and production equipment and tenant improvements acceptable to us (the "Equipment"), plus softcosts related thereto not to exceed 20% of the amount of each Advance.

                                    Not more than $773,116 in Advances may be made unless and until receipt by us of confirmation of a signed collaboration agreement (in form and substance acceptable to us) with Johnson & Johnson (or another entity acceptable to us) which will provide an aggregate of no less than $6,000,000 of projected revenue. The initial Advance of $484,116, plus $289,000 for a Varian NMR when delivered and accepted shall comprise the $773,116 total above referenced.

COLLATERAL:                         The due  payment  and  performance  of all
                                    of your present and future obligations to us shall be secured by a first and only perfected security interest in and to all of the Equipment, together with all proceeds of, and accessions and additions to, substitutions for, and all replacements of, any of the foregoing, whether cash or non-cash, including, but not limited to, insurance proceeds (collectively, the
                                    "Collateral")

COLLATERAL LOCATION:                Burlingame, CA

ANTICIPATED CLOSING DATES:          August 1998 through June 30, 1999

CLOSING DATE:                       The date on which all conditions to the Loan
                                    for the Initial Advance and all future
                                    Advances are satisfied by you and the Loan proceeds are disbursed to you or to other persons at your


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                                    direction. The Initial Advance and all
                                    further Advances shall be evidenced by one or more promissory notes (each a "Note"). Each Advance shall not be less than $100,000 secured by delivered and accepted Equipment. No Closing Dates shall occur after June 30, 1999.

MONTHLY LOAN PAYMENTS:              Each Note shall be payable in 48 consecutive
                                    monthly payments of principal and interest each equal to 2.332% of the Advance, subject to adjustment, payable monthly in advance, and followed by one payment equal to 12.5% of the Advance. The first Monthly Loan
                                    Payment shall be payable on the Closing Date of each Advance.

ADJUSTMENT TO MONTHLY
LOAN PAYMENTS:                      If, on the second  business  day  preceding
                                    the Closing Date for each Advance, the
                                    highest yield for four-year U.S. Treasury
                                    Notes as published in THE WALL STREET
                                    JOURNAL is greater than the yield on June
                                    23, 1998, the first 48 Monthly Loan Payments shall be increased to reflect such change in yield. The yield as of June 23, 1998 was 5.56%. As of the Closing Date for each Advance, the Monthly Loan Payments shall be fixed for the entire term.

INTERIM PAYMENTS:                   In addition to the  Monthly  Loan  Payments,
                                    interim payments shall accrue for each day from each Closing Date until the twenty-ninth day of the same month (27th day of the month of each Advance in the case of February) unless the Advance is made on the thirtieth or thirty-first day of a month. If the Closing Date is the thirty-first day of a month, the interim payment shall accrue from the Closing Date until the twenty-ninth day of the next following month. If the Closing Date is the thirtieth day of a month, there shall be no interim payment.
                                    The interim payment for each day shall be 1/30 of the adjusted interest rate multiplied by the amount of the Advance and shall be payable on the Closing Date.

DOCUMENTATION:                      All documentation  shall be prepared and
                                    reviewed by us or our counsel and shall be in form and substance satisfactory to us and our counsel in our and our counsel's sole and absolute discretion, and shall include, without limitation, the Notes, a loan and security agreement, the Letter of Credit (if required), landlord and mortgagee's waivers and consents, assignments, insurance policies, UCC Financing Statements, and such other documents or other agreements and as we and our counsel deem appropriate
                                    (collectively, the "Loan Documents").

LETTER OF CREDIT,
OTHER LOAN PROVISIONS
AND COVENANTS:                      A.      LOAN  PROVISIONS.  The Loan
                                            Documents shall include the usual
                                            provisions and covenants in our loan
                                            agreements, cross default and cross
                                            collateralization provisions to all
                                            your Loans, and such other or
                                            different provisions and covenants
                                            that are customarily included in
                                            agreements of this kind.


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                                    B.      MINIMUM CASH REQUIREMENT; LETTER OF
                                            CREDIT. You shall at all times
                                            maintain a minimum of unrestricted
                                            cash or cash equivalents of at least
                                            $5,000,000 (the "Minimum Cash
                                            Requirement").

                                            In the event you at any time fail to
                                            maintain the Minimum Cash
                                            Requirement, you shall open an
                                            Irrevocable Letter of Credit, in
                                            form and substance satisfactory to
                                            us, issued by a Bank satisfactory to
                                            us, in our favor as beneficiary (the
                                            "Letter of Credit") , or provide us
                                            as Collateral cash or cash
                                            equivalents, acceptable to us, in an
                                            amount equal to fifty (50%) percent
                                            of the then current outstanding
                                            principal balance of the Loan. The
                                            failure to provide the Letter of
                                            Credit or other Collateral shall be
                                            an event of default. At month
                                            twenty-four of the initial Loan, we
                                            will review your current financial
                                            condition and future outlook.
                                            Following the review, we may in our
                                            sole discretion, reduce or waive the
                                            Minimum Cash Requirement for the
                                            remainder of the term of the Loans.

                                    C.      INSURANCE. The Loan Documents shall
                                            provide for you, at all times to
                                            procure and maintain, or cause to be
                                            procured and maintained, policies of
                                            insurance, in such form, of such
                                            type and with insurers satisfactory
                                            to us.

                                    D.      FINANCIAL  REPORTING.  You shall
                                            deliver to us or cause to be
                                            delivered to us your quarterly
                                            financial statements within 45 days
                                            following the end of each respective
                                            fiscal quarter and annual financial
                                            statements for you within 90 days
                                            following the end of each respective
                                            fiscal year. All annual financial
                                            statements shall be prepared in
                                            accordance with GAAP and be audited
                                            by a reputable firm of certified
                                            public accountants acceptable to us,
                                            and shall be accompanied by a
                                            certificate executed by such
                                            certified public accountants to the
                                            effect that you have complied with
                                            all covenants contained in the Loan
                                            Documents and there are no events of
                                            default thereunder ("Compliance
                                            Certificate"). All quarterly
                                            financial statements may be
                                            internally prepared in accordance
                                            with GAAP, and accompanied by a
                                            Compliance Certificate executed by
                                            the respective chief financial
                                            officer.

                                    E.      ADDITIONAL REPRESENTATIONS. It shall
                                            be a condition precedent to the
                                            closing of each Advance that no
                                            payment due us is past due, whether
                                            as a lessee, a borrower, a guarantor
                                            or in some other capacity; that the
                                            you are in compliance with the
                                            provisions of this Commitment; that
                                            all information requested by us and


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                                            all documentation then required by
                                            our counsel has been received by us,
                                            including resolutions of your Board
                                            of Directors authorizing the
                                            transactions contemplated by this
                                            Commitment; that you are not in
                                            default under any material contract
                                            to which you are a party or by which
                                            it or your property is bound; that
                                            there has not been any material
                                            adverse change or threatened
                                            material adverse change in your
                                            financial or other condition,
                                            business, operations, properties,
                                            assets or prospects since December
                                            31, 1997 or from the written
                                            information that has been supplied
                                            to us by you or any manufacturer of
                                            the Equipment prior to the date of
                                            this Commitment; that there shall be
                                            no actual or threatened conflict
                                            with, or violation of, any
                                            regulatory statute, standard or rule
                                            relating to you, your present or
                                            future operations, or the Equipment,
                                            the violation of which would have a
                                            material adverse effect on your
                                            financial condition; and that we
                                            receive an opinion of your counsel
                                            satisfactory to us.

                                            All information supplied by you
                                            shall be correct in all material
                                            respects and shall not omit any
                                            statement necessary to make the
                                            information supplied not be
                                            misleading. There shall be no
                                            material breach of the
                                            representations and warranties by
                                            you in the Loan Documents. The
                                            representations shall include that
                                            the cost of each item of the
                                            Equipment does not exceed the fair
                                            and usual price for like quantity
                                            purchases of such item and reflects
                                            all discounts, rebates and
                                            allowances for the Equipment given
                                            to you or any of your affiliate by
                                            you by the manufacturer, supplier or
                                            anyone else including, without
                                            limitation, discounts for
                                            advertising, prompt payment, testing
                                            or other services.

FEES AND EXPENSES:                  You shall be responsible for our reasonable
                                    fees and expenses in connection with the transaction, including UCC filing, due diligence search fees and the expenses of our counsel to respond to any requested modifications or changes to the Lender's standard documentation. We shall use our best efforts to notify you when the Fees and Expenses reach $1,500; however, our failure to do so is not intended to limit the fees and expenses set forth herein.

COMMITMENT FEE:                     Simultaneously with the acceptance of this
                                    Commitment, you shall pay us a
                                    non-refundable Commitment Fee of $20,000.
                                    The $20,000 Application Fee, previously paid shall be applied towards the Commitment Fee.
                                    The Commitment Fee shall be first applied to the Fees and Expenses due hereunder. Any remainder shall be applied to the second
                                    Monthly Loan Payment due under each Advance on a pro-rata basis.

                                    In the event that we are unable to receive confirmation of a signed collaboration agreement (in form and substance acceptable to us) with Johnson & Johnson (or another entity acceptable to us) which will provide an aggregate of no less than


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                                    $6,000,000 of projected revenue, we will
                                    credit the unused portion of the Commitment
                                    Fee to your account within thirty days of your written request to us.

SURVIVAL:                           This Commitment Letter shall survive the
                                    closing. However, if there is any conflict between the terms and conditions of the Loan
                                    Documents and those of this Commitment
                                    Letter, the Loan Documents shall control.

This Commitment and the Closing of the transaction contemplated herein are subject, amongst other things, to receipt by us, in form and substance satisfactory to us and our counsel, at or prior to Closing, of:

         (i) all documentation and other requirements set forth herein including but not limited to the Loan Documents and other requirements set forth herein and as may be required by our counsel; and

         (ii) our receipt, in form and substance satisfactory to us, of all financial and credit information requested by us, (including, but not limited to, your audited financial statements for the year ended 1997), which reflects no material adverse change in your or condition, business, financial or otherwise; and

         (iii) evidence that the Equipment is owned by you, free and clear of all liens and encumbrances; and

         (iv)     a completed year 2000 compliance form satisfactory to us; and

         (v) evidence of such insurance required by us, written by insurers and in amounts satisfactory to us; and

         (vi) such opinions of your counsel, certificates, waivers, releases, Uniform Commercial Code Financing Statements, due diligence searches, and further documents as may be required by us or our counsel.

In addition to all other conditions and requirements set forth herein, this Commitment and the closing of the transaction contemplated hereunder shall be subject, in our sole judgment, that there be no material adverse change in your financial, business or other condition. This Commitment is not assignable without our prior written consent. We reserve the right to cancel this Commitment in the event you or any of your officers, employees, agents or representatives has made any misrepresentation to us or has withheld any information from us with regard to the transaction contemplated hereby.

As used in this Commitment, the terms "satisfactory to us" or "acceptable to us" or "satisfactory to our counsel" or "acceptable to our counsel" or terms of similar import mean satisfactory or acceptable to us or our counsel in our or its sole judgment and discretion.

This Commitment and the Loan Documents shall be governed by the laws of the State of Arizona. Any dispute arising under this Commitment shall be litigated by you only in any federal or state court located in the State of Arizona, or any state court located in Maricopa


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County, Arizona; and you hereby irrevocably submit to the personal jurisdiction of such courts and waive any objection that may exist as to venue or convenience of such forums. Nothing contained herein shall preclude us from commencing any action in any court having jurisdiction thereof.

In the event that the Initial Advance does not close prior to December 31, 1998 because of your failure to satisfy the conditions for the closing, or because of a material adverse change in your financial, business or other condition, this Commitment shall terminate and we shall have no liability to you and we shall retain, as earned, the Commitment Fee.

In the event we fail to complete this transaction and such failure is not because of your inability to satisfy all the conditions for closing or a material adverse change in your financial, business or other condition, our liability shall be limited to a return of the Commitment Fee, less Fees and Expenses due hereunder.

Please execute the copy of this letter acknowledging your acceptance of the terms hereof and return it to us. If a copy of this Commitment is not executed and returned by you by August 28, 1998, this offer shall be deemed withdrawn. This Commitment supersedes, replaces and terminates all previous proposals and/or agreements including, but not limited to, our proposal dated June 23, 1998 which shall be null and void.

Should you have any questions, please call me. If you wish to accept this Commitment, please sign and return the enclosed duplicate letter to the undersigned by August 28, 1998.

                                     Sincerely,

                                     FINOVA TECHNOLOGY FINANCE, INC.

                                     By       /s/ Linda A. Moschitto
                                       -----------------------------------------
                                              Linda A. Moschitto
                                              Director - Contract Administration

Accepted this 25 day of August, 1998

KOSAN BIOSCIENCES, INC.

By:  /s/ Michael Ostrach
   -----------------------------------------
     Michael Ostrach
     Vice President - Corporate Development


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